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                                                                   Exhibit 10.12

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$2,800,000                                          Date: 5/30/02

For Value Received, the undersigned Alltech Associates, Inc., an Illinois corporation, promises to pay to the order of Richard A. Dolan, an individual TWO MILLION, EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS
At Deerfeild, Illinois
Due on Demand.

No.__________________                    Alltech Associates, Inc.
Due on Demand                            an Illinois corporation


Due on Demand                            By: /s/ Geoffry Matlin
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                                         Its: CFO

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